UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

LightJump Acquisition Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39869	85-2402980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2735 Sand Hill Road, Suite 110

Menlo Park, CA 94025

(Address of Principal Executive Offices, including Zip Code)

(650) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LJAQU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LJAQ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LJAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 27, 2022, LightJump Acquisition Corporation, a Delaware corporation (the “Company”, also referred to as “LightJump,” “us” and “we”), held a special meeting of its stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the business combination agreement entered into by and among the Company, Moolec Science Limited, a private limited company incorporated under the laws of England and Wales (“Moolec”), Moolec Science SA, a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés, Luxembourg) under number B268440 (the “Combined Company” or “Holdco”) and Moolec Acquisition, Inc., a Delaware corporation (“Merger Sub”).

At the Special Meeting, a total of 5,828,619 (or 91.97%) of the Company’s issued and outstanding shares of common stock held of record as of November 10, 2022, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below. All capitalized terms used herein but not otherwise defined herein shall have the meanings used in the proxy statement/prospectus on file with the Securities and Commission Exchange (the “SEC”) as of December 5, 2022.

(1) The Business Combination Proposal – To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of June 14, 2022, as amended on November 18, 2022 and as may be further amended from time to time, by and among LightJump, Moolec, Holdco and Merger Sub and the transactions contemplated thereby, and the Business Combination.

FOR	AGAINST	ABSTAIN
5,559,786	268,833	0

(2) The Adjournment Proposal – To consider and vote upon a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of stockholders, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or the LightJump Holders, as defined in the proxy statement/prospectus. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal.

FOR	AGAINST	ABSTAIN
5,559,786	268,833	4,000

Item 8.01 Other Events.

As of 5:00pm Eastern Time on December 27, 2022, a total of 2,716,176 shares of the Company’s issued and outstanding common stock had been presented for redemption in connection with the Special Meeting.

On December 27, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This information in the Current Report on Form 8-K includes contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, statements concerning the following include forward-looking statements: the growth of Moolec’s business and its ability to realize expected results; the business model of Moolec relating to any partnerships, commercial contracts, regulatory approvals or patent filings; the viability of its growth and commercial strategy; financial projections; the success, cost and timing of its product development abilities; the advantages and potential of Moolec’s technology and products, including in comparison to competing technologies and products; trends and developments in the industry; the addressable market; the contemplated transaction among Moolec and LightJump; Moolec’s addressable market; and the potential effects of the business combination among Moolec and LightJump. Such forward-looking statements with respect to performance, prospects, revenues, and other aspects of the business of Moolec or LightJump are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors, about which we cannot be certain. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination, resulting in the Combined Company with the expectation to be listed on Nasdaq; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (4) effects on LightJump’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed business combination; (6) the lack of a market for LightJump’s securities; (7) Moolec’s and LightJump’s financial performance following the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that LightJump or Moolec may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that Moolec is unable to successfully develop and commercialize Moolec’s products or services or experience significant delays; (12) the risk of product liability or regulatory lawsuits relating to Moolec’s products and services; (13) the risk that Moolec is unable to secure or protect its intellectual property; (14) the ability to maintain the listing of LightJump’s securities on Nasdaq and (15) the ability for the Combined Company’s securities to be approved for listing on Nasdaq or if approved, maintain the listing. The foregoing list of factors is not complete or exhaustive. You should carefully consider the foregoing factors as well as other risks and uncertainties described in the “Risk Factors” section of LightJump’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the final prospectus of LightJump related to its initial public offering filed with the SEC. You should also carefully consider the other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LightJump and the Form F-4 and proxy statement filed with the SEC by the Combined Company and LightJump. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIGHTJUMP ACQUISITION CORPORATION

Date: December 27, 2022	By:	/s/ Robert Bennett
		Name:	Robert Bennett
		Title:	Chief Executive Officer

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